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                                                                    EXHIBIT (21)

                                  SUBSIDIARIES

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
                                                    PERCENTAGE OF VOTING SECURITIES
                                                      OWNED OR SUBJECT TO VOTING
                                                              CONTROL BY
                                                   ----------------------------------
                                                       COMPANY            OTHER
                                                   ----------------   ---------------
Shakespeare Company, a Delaware
 corporation..............................               100%
Subsidiaries of Shakespeare Company:
  Shakespeare (Hong Kong) Ltd., a Hong
   Kong corporation.......................                                 100%
  Pacific Rim Metallic Products Ltd., a
   Hong Kong corporation..................                                 100%
  Shakespeare (Aust) Pty. Ltd., an Austra-
   lian corporation.......................                                 100%
  Shakespeare Hengelsport, B.V., a Dutch
   corporation............................                                 100%
  Shakespeare International Ltd., a Brit-
   ish corporation........................                                 100%
  Subsidiaries of Shakespeare Interna-
   tional Ltd.:
    Shakespeare Company (UK) Ltd., a Brit-
     ish corporation......................                                 100%
    Shakespeare Monofilament U.K. Ltd., a
     British corporation..................                                 100%
Sitca Corporation, a Washington corpora-
 tion.....................................               100%
Subsidiaries of Sitca Corporation:
  K-2 Corporation, an Indiana corporation.                                 100%
  Subsidiaries of K-2 Corporation:
    Madshus A.S., a Norwegian corporation.                                 100%
    K-2 Ski Sport, und Mode, GmbH, a Ger-
     man corporation......................                                 100%
SMCA, Inc., a Minnesota corporation.......               100%
Subsidiary of SMCA, Inc.:
  Stearns Manufacturing Company, a Minne-
   sota corporation.......................                                 100%
Girvin Inc., a Delaware corporation.......               100%
Dana Design Ltd., a Montana corporation...               100%
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